Supplement dated April 29, 2022 to the following Prospectus dated April 29, 2022:

•	MultiOption® Momentum Variable Annuity

This supplement should be read with the currently effective or last effective prospectus and statement of additional information, along with any other applicable supplements, for the above listed prospectus.

Material Contract Variations by State

The table listing the Material Contract Variations by State is updated to remove the following variation for the District of Columbia: “The SG Climate Prepared Index is not currently available for allocation of Purchase Payments.”

Please retain this supplement for future reference